Sandler O’Neill & Partners, L.P. West Coast Financial Services Conference Marina del Rey March 8, 2011 Andy Micheletti Executive Vice President and Chief Financial Officer Exhibit 99.1

Safe Harbor
This presentation contains forward-looking
statements within the meaning of the Private
Securities Litigation Reform Act of 1995 (the
“Reform Act”). The words “believe,” “expect,”
“anticipate,” “estimate,” “project,” or the
negation thereof or similar expressions
constitute forward-looking statements within
the meaning of the Reform Act.  These
statements may include, but are not limited to,
projections of revenues, income or loss,
estimates of capital expenditures, plans for
future operations, products or services, and
financing needs or plans, as well as
assumptions relating to these matters.  Such
statements involve risks, uncertainties and
other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the
Company's reports filed with the Securities and Exchange Commission, including its Annual Report on
Form 10-K for the year ended June 30, 2010 and its Earnings Report on Form 10-Q for the quarter ended
December 31, 2010.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the
Company or by any other person or entity that the objectives and plans of the Company will be achieved.
For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-
looking statements contained in the Reform Act.

Key Accomplishments
Common stock currently trading at:  116.2%
2
of book; 7.17x TTM P/E
2
Return on equity of 15.1% (YTD 12/10)
Efficiency ratio of 37.1% (YTD 12/10)
5-year asset growth of 18.4% (CAGR)
5-year deposit growth of 21.8% (CAGR)
Third highest ranking on SNL list of top performing thrifts (March 2010)
Bank Tier 1 Capital Ratio 8.10% / Tier 1 Risk-based Capital Ratio 13.18% at 12/30/10;
Pro-forma Tier 1 Capital Ratio of 8.52%
1
/ Tier 1 Risk-based Capital Ratio of 13.87%
1
BofI joins the Russell 3000 index on June 25, 2010
Recent accretive $15 million capital raise
1
2
3
4
5
6
7
8

   1. Assumes pushdown of existing cash of $7M from Holding company to Bank.
   2. As of 2/25/11 closing price of $15.05 per share.

Corporate Profile
1.  Quarter ended December 31, 2010   2.  As of 2/25/11 closing price of $15.05 per share
$1.7 billion asset savings and loan
holding company
1
10 years operating history, publicly
traded on NASDAQ(BOFI) since
2005
Headquartered in single branch
location in San Diego, CA
33,000 deposit and loan customers
1
140 employees ($12 million in assets
per employee)
1
Market Capitalization of $154 million
2
Price/Tangible Book Value =
116.2%
2

Primary Business – Deposits
Deposit products
• Deposit base: ~$1,061M
• Full-featured products
• Self-service operations
• Highly efficient operations
(12 CSRs; 29,000
accounts)
• Deposit base: ~$55M
• Strong start in first full
year of operations
• One dedicated employee
• Significant expansion
opportunities
1.  Bank as of 12/31/2010
1
1

Primary Businesses – Lending
Lending
Single family
Multifamily
Wholesale
banking
Gain-on-sale
Mortgage
Banking
Wholesale
Jumbo
Retail
Wholesale
Bank loan
purchase
Special
situations
• Internet-focused lend sources
• Self-service operation
• Low-fixed costs
• High-end portfolio lender
– “Common Sense”
underwriting
– Average LTV = 56.9%
• 13 high quality originators with
average experience of 15+ years
• Highly ranked website-
apartmentbank.com
• 10-year history as portfolio bank
• High credit quality
• Year-to-date origination average
LTV of 59.3% and DSCR of
1.48%
• Wide network of relationships
• Significant due diligence experience
• Over $1bn of closed transactions
• Complex transaction structure
assistance
• Highly creative and opportunistic

Multi Family and Single Family Production are a
Reliable Asset Generation Platform for the Bank
$74
$27
0
10
20
30
40
50
60
70
80
($ Million)
Q1
Q2
$53
$29
0
10
20
30
40
50
60
($ Million)
Q1
Q2
Pipeline [$mil]          $66.0 $94.0
[10-31-10] [1-31-11]
Pipeline [$mil]          $45.3 $89.4
[10-31-10] [1-31-11]
Multifamily Loan Production Single Family Jumbo

Our Business Model is More Profitable
Because Our Costs are Lower
Salaries and benefits
Premises and equipment
BofI
(%)
0.77
0.13
Other non-interest
expense
0.41
Total non-interest
expense
1.31
Core business margin 2.09
1.35
0.37
1.55
3.27
0.22
Banks
$1-$10bn
(%)
Net interest income 3.40 3.49
As % of average assets
1
2
1.  Bank of Internet USA only for three months ended 12/31/10 - the most recent data on FDIC website “Statistics on Depository Institutions Report. ” Excludes BofI Holding company to compare to FDIC data.
2. Commercial banks by asset size. FDIC reported for three months ended 12/31/10. Total of 424 institutions $1-$10 billion.

Our Efficiency Ratio Consistently is One
of the Industry's Lowest
Efficiency Ratio
(Bank of Internet USA, for the fiscal quarter ended)
63.24
34.49
30.67
31.39
29.21
0
20
40
60
80
(%)
Banks Q2 ‘11 Q1 ‘11 Q4 ‘10 Q3 ’10
One of the lowest
rates in the
industry
1.  Reported by FDIC – 424 commercial banks with $1-$10 billion in assets for the quarter ended 12/31/10.
Source: FDIC Statistics on Depository Institutions. All data excludes holding companies for banks.
1

Best in Class Asset Quality
0.83
0.27
0
1
2
3
(%)
BofI
1
Bank $1-10bn
2
Assets 30-89 days delinquent Assets in non-accrual
2.66
1.01
0
1
2
3
(%)
BofI
1
Bank $1-10bn
2
1.  Bank of Internet USA only at 12/31/10 (excludes BofI Holding, Inc. to compare to FDIC data).  2.  Commercial banks by asset size. FDIC reported at 12/31/10. Total of 424 institutions $1-$10 billion.

Mortgage Loan Portfolio – Years Seasoned
and Loan-to-Value
12/31/10
3.7
4.4
3.5
3.7
0 1 2 3 4 5 6
Single Family
Multifamily
Commercial
Home Equity
Weighted-average number of years since origination Weighted-average loan-to-value
53
47
52
55
0 20 40 60
Percent
1. Based on current loan balance and collateral value at origination or purchase.
1

Loan Diversity – December 31, 2010
Loan Portfolio
1
100% = $1,108 mm
Multifamily
SF residential
Home equity
Commercial
Consumer and other
48
4
9
4
35
1.  Gross loans before premiums, discounts and allowances